SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:

[X] Preliminary Information Statement

[ ] Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))


                       SOLAR SATELLITE COMMUNICATION, INC
                                       AND
                        ADVANCED GAMING TECHNOLOGY, INC.
              (Name of Registrants as Specified In Their Charters)

                   (Name of Person(s) Filing Proxy Statement)


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         pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

                       SOLAR SATELLITE COMMUNICATION, INC.

                                    NOTICE OF

                      2003 SPECIAL MEETING OF SHAREHOLDERS

                             CONDUCTED JUNE 24, 2003


To the Shareholders:

     Notice is hereby given that the 2003 Special Meeting of Shareholders of SOLAR SATELLITE COMMUNICATION, INC., a Colorado corporation ("SSCI"), was held at its offices, on June 24, 2003 at 10:00 a.m. for the following purpose:


1. To approve the sale of its assets to Advanced Capital LLC as more fully described in this Information Statement; and
2. To transact any and all other business that may properly have come before the Meeting.

     All shareholders of record at the close of business on June 20, 2003 are entitled to notice of this meeting.

     The Company's internally generated financial statements for the year ended December 31, 2002 are attached.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

         By order of the Board of Directors,


                                            LINDA A. BROENNIMAN

                                            President and Secretary


June 24, 2003

                        ADVANCED GAMING TECHNOLOGY, INC.

                                    NOTICE OF

                      2003 SPECIAL MEETING OF SHAREHOLDERS

                             CONDUCTED JUNE 24, 2003


To the Shareholders:

     Notice is hereby given that the 2003 Special Meeting of Shareholders of ADVANCED GAMING TECHNOLOGY, Inc., a Wyoming corporation ("ADVI"), was held at its offices, on June 24, 2003 at 10:30 a.m. for the following purposes:


     1.   Approve a 100 to 1 reverse stock split;
     2. Approve the subsequent merger of Advanced Capital LLC into ADVI's wholly owned subsidiary, MediaWorx Acquisition Company LLC, to carry on the business activities of Solar Satellite Communication, Inc. whose assets were recently acquired by Advanced as more fully described in this Information Statement; and
     3. To transact any and all other business that may properly have come before the Meeting.

     All shareholders of record at the close of business on June 20, 2003 are entitled to notice of this meeting.

     ADVI's audited financial statements for the year ended December 31, 2002, together with certain other information concerning the Company, are included in the Company's Annual Report on Form 10-KSB which is enclosed herewith.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

         By order of the Board of Directors,


                                          GARY L. CAIN

                                          Chairman and Chief Executive Officer



  June 24, 2003

                                TABLE OF CONTENTS
                                                                            PAGE
I.        INTRODUCTION                                                         4
II.       SSCI SUPPLEMENTAL DISCLOSURES AND RIGHTS  OF ITS
          SHAREHOLDERS                                                         7
                DIRECTORS AND EXECUTIVE OFFICERS OF SSCI                       7
                SUMMARY EXECUTIVE COMPENSATION                                 8
                SECURITY OWNERSHIP OF CERTAIN SSCI BENEFICIAL
                OWNERS AND MANAGEMENT                                          9
                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                 9
                REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT
                ISSUES                                                        10
                OUTLINE OF YOUR RIGHTS AS AN SSCI SHAREHOLDER                 10
                DISSENTERS' RIGHTS OF APPRAISAL                               10
                PROCEDURE TO EXERCISE DISSENTERS' RIGHTS                      11
III.      ADVI SUPPLEMENTAL DISCLOSURES                                       13
                DIRECTORS AND EXECUTIVE OFFICERS                              13
                SUMMARY EXECUTIVE COMPENSATION                                14
                SECURITY OWNERSHIP OF CERTAIN ADVI BENEFICIAL
                OWNERS AND MANAGEMENT                                         15
                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                15
                REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT
                ISSUES                                                        16
                AUDIT FEES                                                    16
APPENDIX I      SSCI DISSENTERS' CODE PROVISIONS                              17
APPENDIX II     AGREEMENT AND PLAN OF MERGER                                  19




                                I.   INTRODUCTION

         This Information Statement, dated July 1, 2003 (the "Statement"), is furnished in connection with the 2003 Special Meeting of shareholders of SOLAR SATELLITE COMMUNICATION, INC. (the "SSCI"), held at its offices on June 24, 2003 at 10:00 a.m. (the "SSCI Special Meeting"), for the purpose set forth in this Statement. This Statement is also furnished in connection with the 2003 Special Meeting of the shareholders of ADVANCED GAMING TECHNOLOGY, INC. ("ADVI") held at its offices on June 24, 2003 at 10:30 a.m. (the "ADVI Special Meeting") for the purposes set forth in this Statement.

          ESPECIALLY SINCE SUCH SPECIAL MEETINGS HAVE ALREADY BEEN CONDUCTED
      AND THE INDICATED ACTIONS APPROVED BY THE RESPECTIVE REQUISITE MAJORITY OF SHARES IN EACH, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT
                               TO SEND US A PROXY.

         This Statement was mailed respectively to SSCI and ADVI shareholders on or about July 1, 2003. This Statement is intended to provide full and complete disclosure to a multi-step transaction involving two currently reporting public companies, Solar Satellite Communication, Inc. ("SSCI") and Advanced Gaming Technology, Inc. ("ADVI"), following which a subsidiary of ADVI (The MediaWorx Acquisition Company LLC) is the surviving entity and will develop the commercial printing assets formerly of SSCI.

         Because the information is reciprocal to the other company's shareholders and ADVI is the surviving entity, this Statement is provided on a consolidated basis and includes the following financial information: ADVI's Form 10-K, including its audit for the period ended December 31,2002, and SSCI's internally generated financial statements for the period ended December 31, 2002. Disclosure appropriate for the shareholders is set forth respectively in
Part II ("SSCI  Supplemental  Disclosures and Rights of Its  Shareholders")  and
Part III ("ADVI Supplemental Disclosures").

         Over the prior 18 months, SSCI has been unsuccessful in seeking to obtain sufficient funding of its commercial printing operations. Accordingly, when approached recently with the following transaction, after appropriate due diligence, SSCI's Board of Directors agreed in a June 17, 2003 meeting to sell assets of its subsidiary, MediaWorx, to Advanced Capital LLC ("Advanced") for 3,000,000 Advanced shares valued at $5.8MM and convertible into 250,000 ADVI shares. In turn, negotiations are underway which, if successful as expected, would result in SSCI exchanging its 250,000 ADVI shares with SSCI note holders to release SSCI from its associated $645,262 in debt.

         On May 30, 2003, Advanced, a Nevada limited liability company which is owned by Diamond Capital LLC and Quest Capital Resources LLC, purchased a convertible promissory note (the "Note") held by Private Investor Equity, LLC. (See "Certain Relationships and Related Transactions with SSCI Directors and Executive Officers"). The Note was originated in September 2002, when SSCI received $500,000 from Private Investors Equity LLC, and was due on March 15, 2003. Advanced purchased the Note (and in lieu of exercising the default provisions and taking the assets of SSCI which would have stripped its shareholders of all equity in SSCI), in an agreement with the SSCI Board of Directors, converted the Note and accrued interest into 27,216,650 SSCI common shares, based on SSCI's current bid price of $0.02. Furthermore, Advanced exchanged the 250,000 Preferred C Shares having conversion and voting rights of 1 to 40 into Preferred C Shares having conversion and voting rights of 1 to 360. As a result, Advanced now has 95% voting control of SSCI.

         ADVI, prior to the foregoing actions, had 22,430,587 shares outstanding, 11,909,750 of which were owned (53.1%) by PowerHouse Management Group ("PH"). As of June 25, 2003, ADVI effected a 100 to 1 reverse split of its shares, thereby reducing ADVI's post-reverse shares to 224,305, of which PH continued to own 53.1%, or 119,097, shares. The intent of the reverse was, and is, to facilitate the merger and capital raise as described below. As a result of the reverse ADVI's trading symbol in the post reverse split shares was changed to AGMG.

         On July 1, 2003, Advanced was merged pursuant to Nevada law into MediaWorx Acquisition Company, a wholly owned ADVI subsidiary organized in Nevada ("MWAC"). As a consequence of this merger, MWAC became the surviving entity and continues to be a wholly owned subsidiary of ADVI. A copy of the associated Plan of Merger is attached as Appendix II.

         In the exchange, as described above, the shareholders of Advanced received 4,000,000 ADVI common shares and 3,500,000 preferred shares convertible 1 to 5 into ADVI common shares with voting rights as if converted, i.e.,
17,500,000 common shares, and SSCI received 250,000 ADVI shares. As a consequence of these actions, SSCI has exchanged its assets for the ADVI shares, and SSCI shareholders' interests in their shares are currently correlated to ADVI's success in prosecuting its business plan, namely productively employing SSCI's former commercial printing assets.

         To that end, post-merger, on July 1, 2003, ADVI engaged an offshore licensed brokerage firm to raise on a best efforts basis from $1,500,000 to $3,000,000, depending on market price, for 11,000,000 ADVI shares. Assuming that capital raise is successful, ADVI will then have 15,724,305 common shares outstanding and 3,500,000 shares of preferred convertible 1 to 5, of which both Diamond Capital LLC and Quest Capital Resources LLC will each own 2 million common shares, 1.75 million preferred shares (or 10,750,000 each on a fully converted basis). The Shares owned by Diamond Capital LLC, Quest Capital Resources LLC and

PH are restricted and cannot be sold for at least one year. Furthermore, the shares issued as a result of the capital raised by the brokerage firm will be pursuant to pertinent securities requirements, including Regulation S, and will also be restricted for 1 year. The number of shares in the public float before the Regulation S Offering is approximately 105,200 and is expected to remain at that level for one year after the Regulation S Offering.

       The complete mailing address of SSCI's principal executive office is 1895 Preston White Drive, Suite 250, Reston, Virginia 20191 (Telephone: (703) 860-6580). The complete mailing address of ADVI's principal executive offices is 24165 IH 10 West, Suite 217125, San Antonio, Texas 78257 (Telephone: (210) 497-8550).

       Only SSCI and ADVI shareholders of record at the close of business on June 20, 2003 are entitled to notice:

1. At that record date, the following voting shares of SSCI were outstanding:

               CLASS                       SHARES OUTSTANDING         VOTING
      -------------------------------    ----------------------    ------------
            Common Shares                      33,653,047           33,653,047
      Convertible B Preferred Shares*             582,973            1,165,946
      Convertible C Preferred Shares**            250,000           90,000,000

         *Preferred B shares are convertible into 2 common shares for each 1 Preferred B share. Each convertible share has full voting rights equal to their converted number of shares.
         ** Preferred C shares are convertible into 360 common shares for each 1 Preferred C share. Each convertible share has full voting rights equal to their converted number of shares.

2. At that record date, the following voting shares of ADVI were outstanding


               CLASS                       SHARES OUTSTANDING         VOTING
      --------------------               ----------------------    ------------
         Common Shares                      22,430,587              22,430,587
         Preferred Shares                            0                       0

         Appraisal rights may be available to SSCI shareholders with respect to the sale of assets acted upon at the SSCI Special Meeting and described in this Statement. Appraisal rights are not available to ADVI shareholders with respect to the several matters acted upon at the ADVI Special Meeting and described in this Statement.

          SSCI internally generated financial statements for the year ended December 31, 2002 are being mailed with this Statement. SSCI did not have the funds to pay an auditor and to file its Form 10-KSB. It is thus in default of its filings but has provided internally generated December 31, 2002 unaudited financial statements.

         The ADVI Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Annual Report"), including its audited consolidated financial statements for the year ended December 31, 2002, is being mailed with this Statement to both ADVI and SSCI shareholders. The Annual Report is not regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

         At the date hereof, management of neither SSCI nor ADVI has no knowledge of any business conducted at such Special Meetings other than that described in this Statement.

     II.  SSCI SUPPLEMENTAL DISCLOSURES AND RIGHTS OF ITS SHAREHOLDERS

DIRECTORS AND EXECUTIVE OFFICERS OF  SSCI

             NAME                        AGE                  DIRECTOR SINCE
             ----                        ---                  --------------
         Linda  A. Broenniman*           46                    December 2001
         Andrew S. Prince                59                    December 2001
         Vincent Mallardi                61                    December 2001
         Edward G. Broenniman            66                    December 2001

         * Ms. Broenniman (see biography below) is the sole officer of SSCI.

         Ms. Linda A. Broenniman, President, Chief Financial Officer, Secretary, Treasurer and Director, has served as a Director, Chief Financial Officer, Treasurer and Secretary of SSCI since December 7, 2001. She became President on April 10, 2002. Ms. Broenniman has over twenty five years of successful management experience. Ms. Broenniman spent the previous 15 years building successful entrepreneurial companies, as President/CEO and CFO, including a medical technology company, a health care information systems company and a retail food service company. She formerly served as CFO for a NASDAQ telecommunications equipment manufacturer. As Director of Strategic Planning and Corporate Development at the corporate headquarters of a Fortune 50 company, she gained extensive experience in corporate finance and mergers and acquisitions. Ms. Broenniman is currently Managing Director of HFS Capital LLC and HFS Private Equity Partners LLC.

         Andrew S. Prince, Director, has served as a director of SSCI since December 7, 2001. On April 10, Mr. Prince resigned as President/CEO and continued as a director. Mr. Prince has over 30 years providing senior executive leadership and vision to large and small organizations. He has focused on corporate expansions and been involved with numerous mergers & acquisitions, strategic relationships and joint ventures, including their financial and strategic structuring. Mr. Prince is and has been a manager of venture capital funds and investment banking and consulting firms. Mr. Prince has also served as Deputy Assistant Secretary of the Navy. He was responsible for the worldwide Defense Department's sea-lift logistics operations and the other operations of the Military Sealift Command. Currently Mr. Prince is President and Chief Executive Officer of BretKen Enterprises, LC.

         Vincent Mallardi, Director, has served as a Director of SSCI since December 7, 2001. Mr. Mallardi is a leading authority on global print media. He has over 30 years of experience as an executive and consultant in print manufacturing and marketing. His career includes management positions at: G. Riccordi, in Milan, Italy and New York; Canada Graphic Arts Information Network, Ottawa; and Schawk Graphics, Inc., Chicago. Mr. Mallardi founded his own consulting and publishing practices in 1984 and, in such continuing capacity, he works with many major printing buyers and producers. He is also Chairman of the Printing Brokerage/Buyers Association.

         Edward G. Broenniman, Director, has served as a director of SSCI since December 7, 2001. Mr. Broenniman is the Managing Director of the Piedmont Group, a venture development firm, and has over 25 years as an operating executive with Fortune 100 firms and privately held high-technology companies. He has extensive knowledge of the printing industry having worked for International Paper, Weyerhauser, Ideal Roller & Graphics, and Printing Plate Supply Company. A successful entrepreneur, Mr. Broenniman has built and sold three venture funded high-technology firms to public companies. As a venture advisor, he works with emerging firms to build their operating results and to increase their shareholder value. Mr. Broenniman is married to Ms. Broenniman.

         Each SSCI corporate officer was elected to hold office until he resigns or is removed by the Board of Directors. Lawrence J. Hoffman, previously Chief Executive Officer and Director, resigned his position on June 11, 2003.

SUMMARY EXECUTIVE COMPENSATION

         There was no Executive Compensation paid in the last 3 years. SSCI entered into an agreement with Lawrence J. Hoffman to serve as Chief Executive Officer for April 2002-April 2003, for which he received 240,000 registered, albeit control, shares. SSCI entered into an agreement with Linda A. Broenniman to serve as President and Chief Financial Officer for April 2002-April 2003, for which she received 210,000 registered, albeit control, shares.

Option/SAR Grants in Last Fiscal Year

         The following table sets forth certain information with respect to stock options granted to directors, and officers during the fiscal year ended December 31, 2001. No stock options were granted during the fiscal year ended December 31, 2002.

                                Individual Grants
                                -----------------

                        Number of         % of Total
                         Securities      Options Granted   Exercise
                        Underlying        Employees in      Price     Expiration
 Name                  Options Granted    Fiscal Year      per Share    Date
--------               ---------------   ---------------   ---------  ----------
Edward G. Broenniman            20,000             .018%       $1.29        2011
Vincent Mallardi                20,000             .018%       $1.29        2011

(1) These options are exercisable for ten years.


Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

         No stock options and/or free standing SAR were exercised during the last fiscal year.

Pension Arrangements

         SSCI does not have a pension plan nor a profit sharing plan.

Directors' Compensation and Consulting Agreements

         SSCI directors were not compensated for their services as such.

Employment Agreement with Officers

         SSCI currently has no employment agreements with any officers.

Compensation Committee Interlocks and Insider Participation

         Edward G. Broenniman is Chairman of the Compensation Committee and Vincent Mallardi is its other member. Mr. Broenniman is married to Ms. Broenniman, the Company's President and Chief Financial Officer. In 2001, deliberations concerning Ms. Broenniman's compensation were carried out by Mr. Mallardi and Mr. Hoffman, who served on the Board of Directors until his resignation on June 11, 2003.



SECURITY OWNERSHIP OF CERTAIN SSCI BENEFICIAL OWNERS AND MANAGEMENT

         The  following  table sets forth as of June 20, 2003,  the  shareholder record date,  information with regard to ownership of SSCI's common stock by (1)
each beneficial  owner of 5% or more of our common stock,  based on filings with
the  SEC;  (2)  each   executive   officer  named  in  our  "Summary   Executive
Compensation";  (3) each of our directors; and (4) all of our executive officers and directors as a group:

  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
               NAME                POSITION     COMMON SHARES   PREFERRED SHARES *       STOCK       WARRANTS
                                                                   (AS CONVERTED)       OPTIONS
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------

  Vince Franckowiak for Diamond                    13,608,325            45,000,000
  Capital LLC / For Advanced
  Capital LLC
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Vince Franckowiak for Quest                       13,608,325            45,000,000
  Capital Resources LLC / For
  Advanced Capital LLC
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Lawrence J. Hoffman for HFS                        1,308,000             1,165,946            0              0
  Venture Fund I LLLP**
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Lawrence J. Hoffman                                  347,609                     0       20,000        660,240
  (Individual)**
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Linda A. Broenniman             Officer &            210,000                     0            0         70,000
                                  Director
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Vince Mallardi                  Director                   0                     0       20,000         20,000
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Andrew S. Prince                Director                   0                     0            0         84,000
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  Edward G. Broenniman            Director                   0                     0       20,000              0
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------
  The Officers and Directors as                        210,000                             40,000        174,000
  A Group
  ------------------------------- ------------ ---------------- --------------------- ------------ --------------

     * The Company's preferred B stock (582,973 shares) is convertible into 2 common shares for each convertible share and has full voting rights equal to their converted number of shares. The equivalent number of common shares is 1,165,946.
     * The Company's preferred C stock (250,000 shares) is convertible into 360 common shares for each convertible share and has full voting rights equal to their converted number of shares. The equivalent number of common shares is 90,000,000.
     ** Lawrence J. Hoffman, previously Chief Executive Officer and Director, resigned his position on June 11, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH SSCI DIRECTORS AND EXECUTIVE
  OFFICERS

         In September 2002, SSCI received $500,000 from Private Investors Equity , LLC in exchange for a Secured Convertible Promissory Note (the "Note"). The $500,000 Note carried a 12% interest and was due upon the earlier of March 15, 2003 or the occurrence of a financing event in which the Company received debt or equity capital in an amount in excess of $2 million. This note was convertible at $0.65 per share and had detachable warrants for 969,231 shares of common stock with an exercise price of $0.65 per share. This note had senior security interest in all the Company's assets, subordinate only to receivables financing. The note was also secured by 250,000 Preferred C shares, the certificate of which was held in escrow, that have voting rights of 40 to 1. Solar Satellite is currently in default on the note provisions.

         On May 30, 2003, Advanced Capital, LLC, a Nevada limited liability company ("Advanced"), purchased the Note from Private Investors Equity LLC. Advanced is owned jointly by Diamond Capital, LLC, a subsidiary of the Lyn Family Trust, for which Vince Franckowiak has the right to exercise voting control, and Quest Capital Resources, LLC, a subsidiary of the IBEX Trust, for which Vince Franckowiak also has the right to exercise voting control.

         As previously described, Advanced converted the Note and accrued interest into 27,216,650 SSCI common shares. As a result, Advanced herein has 95% voting control of SSCI. (See "Outline of Your Rights As An SSCI Shareholder".)

         Advanced agreed to purchase assets of SSCI's subsidiary, MediaWorx, in exchange for 3,000,000 Advanced shares. The Advanced shares are convertible into 250,000 ADVI shares. In addition, ADVI has issued 250,000 common stock to various note holders of SSCI in consideration of $645,242 in debt held by such note holders.

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES; FORM 10-KSB

         SSCI did not have the funds for to complete the 2002 audit and was therefore delinquent in its filings. Included in this report are internally generated SSCI financial statements for the period ended December 31, 2002.

OUTLINE OF YOUR RIGHTS AS AN SSCI SHAREHOLDER

         Following consummation of the merger described in this Statement, the ADVI common stock is expected to continue to be listed for trading on the OTC Bulletin Board (the market on which the ADVI common currently is also listed for trading). UNLESS YOU EXERCISE DISSENTERS RIGHTS OUTLINED BELOW, YOUR INTEREST IN SSCI IS TIED DIRECTLY, AT LEAST INTITALLY, TO SSCI'S OWNERSHIP OF THE 250,000 ADVI SHARES RECEIVED AS CONSIDERATION FOR SSCI'S ASSETS.

           Stockholders' Rights in Certain Transactions. Colorado Law provides generally, with certain exceptions hereinafter described, that a stockholder of a Colorado corporation has the right to demand and receive payment of the fair value of the stockholder's stock if the corporation engages in any of the following transactions and stockholder approval of the transaction is required:
(1) a merger of the corporation with another corporation; (2) an exchange of the stockholder's stock for stock in another corporation; or (3) a sale or exchange of substantially all of the corporation's assets.

         In order for a stockholder to perfect his dissenters rights, such stockholder must file with SSCI within 20 days of the date of this Stateement notice of his intent to demand payment demand in writing for the fair cash value of his SSCI shares. Colorado Law provides that the right to fair value does not apply, with certain exceptions, if (1) the stock is listed on a national securities exchange or the Nasdaq Stock Market or (2) the stock is held by at least 2,000 record stockholders. Dissenters' rights may be available to SSCI stockholders in connection with the sale of SSCI's assets. Such treatment is not free from doubt since the requisite majority vote of shareholders was received and the ADVI shares and SSCI assets sold were both valued, in good faith.

         To the extent applicable, see "-Dissenters' Rights of Appraisal" and "Procedure to Exercise Dissenters Rights."


DISSENTERS' RIGHTS OF APPRAISAL

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under Colorado Law and is qualified in its entirety by the full text of the pertinent sections of the Colorado Law. The Dissenters' Code Provisions in its entirety as Appendix I to this Statement. Any stockholder of SSCI who desires to exercise his dissenters' rights should review carefully The Dissenters' Code Provisions and is urged to consult a legal advisor before electing or attempting to exercise his rights. All references in The Dissenters' Code Provisions to a "stockholder" and in this summary to a "Company stockholder" or a "holder of Company Common Stock" are to the record holder of SSCI shares as to which, if applicable, dissenters' rights are asserted.

         Only compliance with the The Dissenters' Code Provisions will constitute a demand for appraisal within the meaning of The Dissenters' Code Provisions. SSCI stockholders electing to exercise dissenters' rights under The Dissenters' Code Provisions must not have voted for approval of the sale of SSCI assets.

         WHAT ARE DISSENTERS' RIGHTS? To qualify, SSCI stockholders must follow the procedures of The Dissenters' Code Provisions. If applicable, the procedures followed and there is a valuation substantively different than the $5.8 valuation model associated with this restructuring, SSCI shareholders would then be entitled to receive from SSCI the fair value of their shares, plus accrued interest from the Effective Date, as determined immediately before the completion of the sale of SSCI's assets. Fair value takes into account all relevant factors but excludes any appreciation or depreciation in anticipation of the sale of SSCI assets unless exclusion would be inequitable. (That is an unlikely scenario since both SSCI and ADVI believe fair value was given, i.e., the 250,000 ADVI shares in exchange for SSCI's assets and, accordingly, a dissenters' right would require a third party appraisal process outlined below in "Resort to Court Action." SSCI stockholders who elect to exercise their dissenters' rights must comply with all of the procedures to preserve those rights.

         SHARES ELIGIBLE FOR DISSENTERS' RIGHTS. Generally, if you choose to assert your dissenters' rights, you must dissent as to all of the shares you own. The Dissenters' Code Provisions distinguishes between record holders and beneficial owners. You may assert dissenters' rights as to fewer than all the shares registered in your name only if you are not the beneficial owner of all of the shares and you (1) dissent with respect to all of the shares beneficially owned by any one person and (2) notify SSCI in writing of the name and address of each person on whose person you assert dissenters' rights.

         RECORD HOLDER WHO IS NOT THE BENEFICIAL OWNER. A record holder may assert dissenters' rights on behalf of the beneficial owner. If you are a registered owner and you wish to exercise dissenters' rights on behalf of the beneficial owner, you must disclose the name and address of the person or persons on whose behalf you dissent. In that event, your rights shall be determined as if the dissenting shares and the other shares were registered in the names of the beneficial holders.

         BENEFICIAL OWNER WHO IS NOT THE RECORD HOLDER. A beneficial owner of SSCI common stock who is not also the record holder may assert dissenters' rights. If you are a beneficial owner who is not the record holder and you wish to assert your dissenters' rights, then you must submit a written consent of the record holder to the Secretary of SSCI no later than the time you assert your dissenters' rights. You may not dissent with respect to some but less than all of the shares you own.

PROCEDURE TO EXERCISE DISSENTERS' RIGHTS

         NOTICE OF INTENTION TO DISSENT. If you wish to exercise your dissenters' rights, you must follow the procedures set forth in Appendix I. You must file a written notice of intention to demand the fair value of your shares with the Secretary of SSCI within 20 days of this Statement.

         NOTICE TO US. SSCI will mail a notice to all dissenters who filed a notice of intention to dissent and who refrained from voting for the sale of SSCI's assets. If there are dissenters, SSCI expects to mail the notice within

21 days after the date of this Statement. The notice will state where and when a demand for payment must be sent and where the certificates for eligible shares must be deposited in order to obtain payment. The notice of approval will also supply a form for demanding payment which includes a request for certification of the date on which the holder, or the person on whose behalf the holder dissents, acquired beneficial ownership of the shares. The demand form again will be accompanied by a copy of The Dissenters' Code Provisions.

         If you assert your dissenters' rights, you must ensure that SSCI receives your demand form and your certificates on or before the demand deadline, which will be between 30 and 60 days after the above notice from SSCI is delivered. All mailings to SSCI are at your risk. Accordingly, we recommend that your notice of intention to dissent, demand form and stock certificates be sent only by certified mail, overnight courier or hand delivery.

         If you fail to file a notice of intention to dissent, fail to complete and return the demand form or fail to deposit stock certificates with the Company, each within the specified time period, you will lose your dissenters' rights under The Dissenters' Code Provisions.

         PAYMENT OF FAIR VALUE BY ADVI. Upon timely receipt of the completed demand form, The Dissenters' Code Provisions requires us to pay to dissenters who complied with the above procedures the amount we estimate to be the fair value for such dissenting shares, plus accrued interest, if the dissenter beneficially owned the shares on or before the Company's first public announcement of the proposed reincorporation. If the dissenter acquired beneficial ownership after that date, then SSCI may elect to withhold payment and instead offer to pay to the dissenter SSCI's estimate of the fair value of the shares, plus accrued interest. ADVI's remittance or offer will be accompanied by:

|| SSCI's balance sheet as of December 31, 2002, the statements of income and changes in stockholders' equity of SSCI for the fiscal year ended December 31, 2002, and the latest available interim financial statements;
|| a statement of how SSCI estimated the fair value of the shares and how the interest was calculated; and
|| notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of The Dissenters' Code Provisions.

         DISSENTING STOCKHOLDERS ESTIMATE OF FAIR VALUE OR INTEREST. If you disagree with our estimate of the fair value of your shares or how the interest was calculated, you may send to us your own estimate of the fair value of the shares and the amount of interest due. Such estimate shall be deemed a demand for payment of the amount of the deficiency. If you do not file your estimate within 30 days after SSCI made or offered payment for your SSCI shares, then you will only be entitled to the amount stated in the notice or remittance to you by SSCI.

         RESORT TO COURT ACTION. If your demand for additional payment remains unsettled, then SSCI will commence a proceeding within 60 days after receiving the payment demand, requesting the court to determine the fair value of the shares and accrued interest. Since management believes SSCI and ADVI shareholders have been given and received fair value, court action will likely be the only mechanism for SSCI dissenter's to receive consideration other than their pro rata interest in the 250,000 ADVI shares received in the SSCI sale of assets. In the court proceeding, all dissenters, wherever residing, whose demands have not been settled will be made parties to any such appraisal proceeding. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. Each dissenter made a party will be entitled to recover an amount equal to the fair value of the dissenter's shares, plus interest, or if SSCI previously remitted any amount to the dissenter, any amount by which the fair value of the dissenter's shares is found to exceed the amount previously remitted, plus interest.

         If we fail to commence a proceeding, any dissenter who made a demand and who has not already settled his claim against us within the 60-day period after the reincorporation shall be paid the amount demanded.

         COSTS AND EXPENSES OF COURT PROCEEDINGS. The costs and expenses of the court proceedings, including the reasonable compensation and expenses of any appraisers appointed by the court, will be determined by the court and assessed against SSCI. The court may, however, assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters did not act in good faith in making their payment demand. If we fail to comply substantially with the requirements of Article 15, the court may assess fees and expenses of experts, excluding counsel, for the parties as it deems appropriate against us and in favor of any or all dissenters. The court may assess fees and expenses of experts, excluding counsel, against either SSCI or a dissenter, if the court finds that a party acted in bad faith. If the court finds that the services of counsel for any dissenter substantially benefited other dissenters similarly situated, it may award counsel reasonable fees to be paid out of the amounts awarded to the dissenters who benefited.

         Pursuant to Colorado Law, the affirmative vote of the holders of a majority of the outstanding shares of SSCI's common stock was required for approval of the sale of SSCI's assets. Such approval was obtained at an ADVI Special Meeting conducted June 24, 2003. As a result of such action, unless dissenters' rights are exercised as described above, your rights are limited henceforth to the ADVI shares acquired by SSCI as described in this Statement.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE SALE OF ASSETS AND THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF SUCH SALE. NO PROXY IS REQUIRED OR REQUESTED.



                       III. ADVI SUPPLEMENTAL DISCLOSURES

DIRECTORS AND EXECUTIVE OFFICERS OF ADVI

         The current executive officers of ADVI are as follows:

         NAME                   AGE      POSITION
         ----                   ---      --------
         Gary L. Cain*          46       Chairman,  Chief Executive Officer,
                                          Secretary and Director
         Bruce M. Arinaga*      41       President, Secretary, Treasurer and
                                          Director
         William H. Burton      44       Vice President and Director

         *Messrs.  Cain and Arinaga have been ADVI Directors since June 2002.

         Each corporate officer was elected to hold office until he resigns or is removed by the Board of Directors.

         Mr. Gary L. Cain, Chairman and Chief Executive Officer, currently serves as CEO and Director of PowerHouse Management Group, Inc. as well as several publicly traded companies. He is an executive officer with over 25 years of management, leadership and business experience including business startups, reorganizations, mergers and acquisitions. Since 1976, Mr. Cain has been involved in the design, development and management of over one hundred thousand acres of residential and commercial property, over one million square feet of commercial developments, including office buildings, shopping centers, apartments, condominiums, hotels and motels. His responsibilities have included executive responsibility of public companies, business and marketing plan development, strategic planning, finance, budgeting, sales development and selection and placement of key management personnel. He has assisted companies from start up to expansion, including mergers and acquisitions, capital structure and finance.

         Bruce M. Arinaga, President, Secretary and Treasurer, currently serves as President of PowerHouse Management Group Inc. Prior to PowerHouse, Mr. Arinaga was Managing Director of Zero-G Capital Fund, LLC, a private equity firm where he remains a minority shareholder and where he was involved in a number of early stage technology and healthcare companies. From 1997-2000, Mr. Arinaga was President of CrossWater Capital LLC and CrossWater Properties Corporation, which were involved in investments and corporate finance transactions in excess of $300 million in technology, healthcare and service companies, as well as real estate. From 1993-1996, he was President and Chief Operating Officer of an international private investment company based in Vancouver, B.C. where he expanded the company's activities in Vancouver, Toronto, the United States and Asia. He was responsible for overseeing over 30 employees and was involved in corporate private and public equity and real estate investments and developments with a value exceeding over $800 million. He was the second largest shareholder of the company. Prior to that, Mr. Arinaga founded Pacific Alliance Group, which was involved in over $500 million of real estate and corporate investments, and where he was involved in the IPO of two companies. Prior to Pacific Alliance Group, Mr. Arinaga was Vice President at Venture Capital Hawaii Ltd., where he was responsible for industrial corporate acquisitions and venture investments for Japanese investors. Prior to that, Mr. Arinaga held senior positions at Prudential Insurance Company of America and NHP, Inc., where he was involved in investments and acquisitions exceeding $1.5billion. Mr. Arinaga was a certified public accountant with Arthur Young & Company in their Woodland Hills, California office. Mr. Arinaga holds a Bachelor of Science in Business from the University of Southern California and a Masters in Business Administration and Finance from New York University.

         William H. Burton, Vice President, currently serves as Vice President of PowerHouse and heads the company's division of technology services. Mr. Burton is a technology specialist with over 20 years of experience. From 1997 to 2002, he was an Operations Manager and Project Manager for Bank of America's Global, Corporate and Investment Bank, and has experience in managing people as well as supporting trading and clearing systems. He was also responsible for the consolidation and relocation of BankAmerica GCIB and NationsBank Capital Markets clearance systems from San Francisco, California to Charlotte, North Carolina. From 1995 to 1997, Mr. Burton was responsible for relocating the NationsBank Capital Markets Back Office technology infrastructure from Atlanta to Charlotte. From 1993 to 1995, Mr. Burton was part of a technical team that designed, prototyped and implemented a complex workstation solution that met the
Commercial Bank's business requirements of both Banking Centers and the NationsBank WAN. From 1992 to 1993, Mr. Burton was an Information Analyst with Duke Power. From 1982 to 1992, Mr. Burton held various Marketing, Programming and Systems Analysis positions for International Business Machines. Mr. Burton received his Bachelor of Science in Computer Science in 1982 from Virginia Tech. His certifications include Microsoft Certified Product Specialist, 1996; Novell Master CNE (MCNE), 1995; Novell Enterprise CNE (ECNE), 1992; and Novell Certified Netware Engineer (CNE), 1991.

SUMMARY EXECUTIVE COMPENSATION

         Mr. Cain, Mr. Arinaga and Mr. Burton have received no compensation from ADVI. The following table summarizes total compensation paid its previous officers:

         NAME AND POSITION                                   YEAR      SALARY
         -----------------                                   ----      -------
         Daniel H. Scott, Chairman and Chief Executive
         Officer(1)                                          2002      $98,125
                                                             2001     $225,000

         (1) Mr. Scott elected to defer payment of $98,125 of the 2002 compensation and $225,000 of the 2001 compensation. These amounts were consolidated into a secured note payable to Mr. Scott in June, 2001. The actual amount of salary paid during 2002 and 2001 was $0.

There are no arrangements pursuant to which Directors are compensated for any services provided as a Director.

Option/SAR Grants in Last Fiscal Year

         No options were granted during the years ended December 31, 2002 or 2001.

Aggregated Option/SAR Exercises and Fiscal Year-End Options/SAR Value Table

         No stock options and/or free standing SAR were exercised during the last fiscal year.

Pension Arrangements

         ADVI does not have a pension plan nor a profit sharing plan.

Directors' Compensation and Consulting Agreements

         The ADVI directors were not compensated for their services as such.

Employment Agreement with Officers

         ADVI currently has no employment agreements with any officers.


SECURITY OWNERSHIP OF CERTAIN ADVI BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 20, 2003, the shareholder record date, information with regard to ownership of ADVI's common stock by (1) each beneficial owner of 5% or more of our common stock, based on filings with the SEC; (2) each executive officer named in our "Summary Executive Compensation"; (3) each of our directors; and (4) all of our executive officers and directors as a group:


NAME AND ADDRESS                OFFICER OR         COMMON STOCK       PERCENT OF
                                 DIRECTOR        BENEFICIALLY OWNED   CLASS
--------------------------  ------------------   ------------------   ----------
Gary L. Cain for
PowerHouse Management
Group, LLC                  Officer & Director          11,909,750        53.1%
24165 IH 10 West
Suite 217125
San Antonio, Texas 78257

All Officers and Directors                              11,909,750        53.1%
As a Group


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

         See the description in Part II, SSCI Supplemental Disclosures, "Certain Relationships and Related Transactions with SSCI Directors and Executive Officers."

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT ISSUES

         Robison, Hill & Company was been selected as the Company's independent public accountants and auditors for 2002.

         The Board of Directors has reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2002. The Board of Directors has also discussed with Robison, Hill & Co. the matters described in the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Board of Directors has received and reviewed the written disclosures and the letter from Robison, Hill & Co described in Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Robison, Hill & Co. their independence. Based on the reviews and discussions described herein, the Board of Directors has included the audited consolidated financial statements referred to above in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

AUDIT FEES

         The aggregate fees billed in 2002 for professional services rendered for the audit of (1) our annual financial statements for the year ending December 31, 2002 and the reviews of our financial statements included in all Forms 10-Q for 2002, were $3,216.

                                   APPENDIX I

                        SSCI DISSENTERS' CODE PROVISIONS

7-113-201 - Notice of Dissenters' Rights.
-----------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-118-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a coy of this article and the materials, if any, that, under articles 101 t0 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to asset dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholder' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-2-2(2).

7-113-102 - Rights to Dissent.
------------------------------

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholders' shares in the event of any of the following corporate action:

     (a) Consummation of a plan of merger to which the corporation is a party if:
          (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or
          (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;
     (b) Consummation of a sale, lease, exchange, or other disposition of all, or substantially al, of the property of the corporation for which a shareholder vote is required under section 7-112-1-2 (1); and
     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2)

(1.3)A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, of on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) the record date fixed under section 7-1-7-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b)  The  record  date  fixed  under   section   7-107-104   to   determine
          shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8)The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation for the plan of merger or share exchange;
     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;
     (c)  Cash in lieu of fractional share; or
     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2)  (Deleted by amendment, L. 96, p. 1321, ss.30, effective June 1, 1996.)

(2.5)A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholders' shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholders' shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board of Directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-2-2 - Notice of Intent to Demand Payment.
-----------------------------------------------

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (I), a shareholder who wishes to assert dissenters' rights shall:

     (a) Cause the corporation to receive, before the vote is take, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporation action is effectuated; and
     (b)  Not vote the share sin favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirement of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

                                  APPENDIX II










                          AGREEMENT AND PLAN OF MERGER

                                   DATED AS OF

                                  JULY 1, 2003

                                      AMONG

                        ADVANCED GAMING TECHNOLOGY, INC.,

                       MEDIA WORX ACQUISITION COMPANY LLC,

                                       AND

                              ADVANCED CAPITAL LLC



                                TABLE OF CONTENTS

                                                                                             PAGE


RECITALS  1


ARTICLE I THE MERGER............................................................................1

         Section 1.1.    The Merger.............................................................1
         Section 1.2.    Closing................................................................1
         Section 1.3.    Effective Time.........................................................2
         Section 1.4.    Effects of the Merger..................................................2
         Section 1.5.    Articles of Incorporation..............................................2
         Section 1.6.    Bylaws.................................................................2
         Section 1.7.    Directors of Surviving Corporation.....................................2
         Section 1.8.    Officers of Surviving Corporation......................................2

ARTICLE II EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
           CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES...................................2

         Section 2.1.    Conversion of ACLLC Interests..........................................2
         Section 2.2.    Exchange of Certificates; Further Assurances...........................3
                  (a)    Exchange...............................................................3
                  (b)    No Further Ownership Rights in ACLLC Capital Interests.................3
                  (c)    Further Assurances.....................................................3

ARTICLE III REPRESENTATIONS AND WARRANTIES......................................................3

         Section 3.1.    Representations and Warranties of ACLLC................................3
                  (a)    Organization and Standing of ACLLC.....................................3
                  (b)    Authority; No Conflicts................................................4
                  (c)    Capitalization of ACLLC and Indebtedness for Borrowed Moneys...........4
                  (d)    ACLLC Financial Statements.............................................5
                  (e)    Present Status.........................................................5
                  (f)    Litigation.............................................................5
                  (g)    Compliance With the Law and Other Instruments..........................5
                  (h)    Title to Properties and Assets.........................................5
                  (i)    Records................................................................5
                  (j)    Absence of Certain Changes or Events...................................5
                  (k)    Taxes..................................................................5
                  (l)    ACLLC Benefit Plans....................................................5
                  (m)    Finders and Advisors...................................................5
                  (n)    Vote Required..........................................................6
                  (o)    Full Disclosure........................................................6
         Section 3.2.    Representations and Warranties by ADVI.................................6
                  (a)    Organization and Standing of ADVI......................................6
                  (b)    Authority; No Conflicts................................................6
                  (c)    Capitalization of ADVI and Indebtedness for Borrowed Moneys............7
                  (d)    ADVI SEC Reports and Financial Statements..............................7
                  (e)    Present Status.........................................................8
                  (f)    Litigation.............................................................8


                                       i

                  (g)    Compliance With the Law and Other Instruments..........................8
                  (h)    Records................................................................8
                  (i)    Absence of Certain Changes or Events...................................8
                  (j)    Taxes..................................................................8
                  (k)    ADVI Benefit Plans.....................................................8
                  (l)    Finders and Advisors...................................................8
                  (m)    Vote Required..........................................................9
                  (n)    Full Disclosure........................................................9
         Section 3.3.    Representations and Warranties of ADVI and Merger Sub..................9
                  (a)    Organization and Standing of Merger Sub................................9
                  (b)    Authority..............................................................9
                  (c)    Non-Contravention......................................................9
                  (d)    No Business Activities by Merger Sub...................................9

ARTICLE IV COVENANTS RELATING TO CONDUCT OF BUSINESS...........................................10

         Section 4.1.    Covenants of ACLLC....................................................10
         Section 4.2.    Covenants of ADVI and Merger Sub......................................11
         Section 4.3.    Advice of Changes; Governmental Filings...............................12

ARTICLE V ADDITIONAL AGREEMENTS................................................................12

         Section 5.1.    Due Diligence.........................................................12
         Section 5.2.    Commercially Reasonable Efforts.......................................12
         Section 5.3.    Restrictions on Transfer of ADVI Stock................................12
         Section 5.4.    Expenses..............................................................12
         Section 5.5.    Reorganization........................................................13
         Section 5.6.    Continuity of Business................................................13
         Section 5.7.    Nasdaq Listing........................................................13
         Section 5.8.    144 Opinions..........................................................13
         Section 5.9.    ADVI Board of Directors...............................................14
         Section 5.10.   ACLLC Options and Warrants............................................14

ARTICLE VI INDEMNIFICATION.....................................................................14

         Section 6.1.    Indemnification.......................................................14
         Section 6.2.    Notice and Defense of Third-Party Claims..............................14
         Section 6.3.    Exclusivity...........................................................14
         Section 6.4.    Waiver of Consequential Damages.......................................14

ARTICLE VII CONDITIONS TO CLOSING..............................................................15

         Section 7.1.    Conditions to Each Party's Obligation to Effect the Merger............15
                  (a)    Shareholder Approval..................................................15
                  (b)    No Injunctions, Restraints or Illegality..............................15
         Section 7.2.    Additional Conditions to Obligations of ADVI..........................15
                  (a)    Representations and Warranties........................................15
                  (b)    Performance of Obligations of ACLLC...................................15
                  (c)    No ACLLC Shareholder Litigation.......................................15
                  (d)    Certificate of Officer................................................15
         Section 7.3.    Additional Conditions to Obligations of ACLLC.........................15

                                       ii

                  (a)    Representations and Warranties........................................16
                  (b)    Performance of Obligations of ADVI....................................16
                  (c)    Certificate of Officer................................................16

ARTICLE VIII TERMINATION AND AMENDMENT.........................................................16

         Section 8.1.    Termination...........................................................16
         Section 8.2.    Effect of Termination.................................................17
         Section 8.3.    Amendment.............................................................17
         Section 8.4.    Extension; Waiver.....................................................18

ARTICLE IX MISCELLANEOUS.......................................................................18

         Section 9.1.    Nature of Representations and Warranties; Survival....................18
         Section 9.2.    Counterparts and Facsimile Signatures.................................18
         Section 9.3.    Assignment............................................................18
         Section 9.4.    Entire Agreement......................................................18
         Section 9.5.    Governing Law.........................................................18
         Section 9.6.    Severability..........................................................18
         Section 9.7.    Notices...............................................................18
         Section 9.8.    Attorney Fees.........................................................19
         Section 9.9.    Certain Definitions...................................................20


            SCHEDULES/EXHIBITS

2.1            ACLLC Shareholder List
3.1            ACLLC Disclosure Schedule - None
3.2            ADVI Disclosure Schedule - None

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into this day of July 1, 2003 by and among Advanced Gaming Technology, Inc., a Wyoming corporation ("ADVI"), MediaWorx Acquisition Company LLC, a Nevada limited liability company and newly formed wholly owned subsidiary of ADVI ("Merger Sub") and Advanced Capital LLC, a Nevada limited liability company ("ACLLC").

                                    RECITALS

         WHEREAS, the respective Boards of Directors of ADVI, Merger Sub and ACLLC have each determined that the merger of ACLLC with and into Merger Sub (the "Merger") is advisable and is in their best interests and in the best interests of their respective shareholders, and such Boards of Directors have approved such Merger, upon the terms and subject to the conditions set forth in this Agreement;

         WHEREAS, ADVI, Merger Sub and ACLLC desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to set forth various conditions to the transactions contemplated hereby; and

         WHEREAS, for federal income tax purposes it is intended that the Merger qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder and ADVI, Merger Sub and ACLLC intend by approving resolutions authorizing this Agreement to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Code and the regulations promulgated thereunder.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                   THE MERGER

         Section 1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the laws of Nevada, ACLLC shall be merged with and into Merger Sub at the Effective Time (as defined in Section 1.3). Following the Merger, the separate corporate existence of ACLLC shall cease and Merger Sub shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all rights and obligations of ACLLC in accordance with the corporate laws of Nevada.

         Section 1.2 CLOSING. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Virginia time on the first business day after the satisfaction or waiver (subject to applicable law) of the conditions set forth in Article VII of this Agreement (the "Closing Date"), at the offices of The MediaWorx, Inc., 1895 Preston White Drive, Suite 250, Reston, Virginia unless another date or place is agreed to in writing by the parties. The parties agree to use all reasonable efforts to close the Merger as soon as practicable, subject to Article VII hereof.

         Section 1.3 EFFECTIVE TIME. Immediately following the Closing, the parties shall execute and file articles of merger or other appropriate documents (in any such case, the "Articles of Merger") in accordance with the relevant provisions of the corporate laws of Nevada and shall make all other filings or recordings required under the corporate laws of Nevada . The Merger shall become effective at such time as the Articles of Merger are duly filed with the Nevada Secretary of State, or at such subsequent time as the parties shall agree, which subsequent time shall be specified in the Articles of Merger (the time the Merger becomes effective referred to as the "Effective Time").

         Section 1.4 EFFECTS OF THE MERGER. At and after the Effective Time, the Merger shall have the effects set forth in the corporate laws of Nevada. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of ACLLC and Merger Sub shall be vested in the Surviving Company and all debts, liabilities and duties of ACLLC and Merger Sub shall become the debts, liabilities and duties of the Surviving Company.

         Section 1.5 ARTICLES OF INCORPORATION. The articles of incorporation of Merger Sub as in effect at the Effective Time shall be the articles of incorporation of the Surviving Company until thereafter changed or amended as provided therein or by applicable law.

         Section 1.6 BYLAWS. The bylaws of Merger Sub as in effect at the Effective Time shall be the bylaws of the Surviving Company until thereafter changed or amended as provided therein or by applicable law.

         Section 1.7 DIRECTORS OF SURVIVING COMPANY. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

         Section 1.8 OFFICERS OF SURVIVING COMPANY. The officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Company until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

                                   ARTICLE II

          EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE CONSTITUENT
                      COMPANIES; EXCHANGE OF CERTIFICATES

         Section 2.1 CONVERSION OF ACLLC STOCK. At the Effective Time, by virtue of the Merger, the total number of membership interests of ACLLC issued and outstanding immediately prior to the Effective Time shall be automatically converted into a total of (i) 4,000,000 shares of ADVI common stock, $.005 par value per share ("ADVI Common Stock") and (ii) 3,500,000 shares of ADVI Series A preferred stock, $0.10 par value per share ("ADVI Preferred Stock"). Certificates representing the shares of ADVI Common Stock and ADVI Preferred

Stock to be issued shall be delivered to the  shareholders of ACLLC as listed on
Schedule 2.1 in exchange for the surrender to ADVI of certificates representing all of the ACLLC common and preferred stock issued and outstanding. At the Effective Time, all such shares of ACLLC common and preferred stock shall cease to be outstanding and shall automatically be canceled and retired and shall cease to exist.

         Section 2.2 EXCHANGE OF CERTIFICATES; FURTHER ASSURANCES.

     (a) EXCHANGE. ADVI shall deliver to the shareholders of ACLLC in accordance with Schedule 2.1 certificates aggregating the number of shares of ADVI Common Stock and ADVI Preferred Stock set forth in Section 2.1 and the shareholders of ACLLC shall surrender to ADVI all certificates previously representing all issued and outstanding shares of ACLLC common and preferred stock.

     (b) NO FURTHER OWNERSHIP RIGHTS IN ACLLC CAPITAL STOCK. All shares of ADVI Common Stock and ADVI Preferred Stock issued upon the surrender of ACLLC common and preferred stock certificates in accordance with the terms of this Article II shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the shares of ACLLC stock theretofore represented by such certificates.

     (c) FURTHER ASSURANCES. If at any time after the Effective Time, any further assignments or assurances in law or any other things are necessary or desirable to vest or to perfect or confirm of record in the Surviving Company the title to any property or rights of either ACLLC or Merger Sub, or otherwise to carry out the purposes and provisions of this Agreement, the officers and directors of the Surviving Company are hereby authorized and empowered, in the name of and on behalf of ACLLC and Merger Sub, to execute and deliver any and all things necessary or proper to vest or perfect or confirm title to such property or rights in the Surviving Company, and otherwise to carry out the purposes and provisions of this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.1 REPRESENTATIONS AND WARRANTIES OF ACLLC. ACLLC represents and warrants to ADVI as follows:

         (a) ORGANIZATION AND STANDING OF ACLLC. ACLLC is a limited liability duly organized and validly existing and in good standing under the laws of the state of Nevada. ACLLC has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted and is duly qualified to do business and in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure to so qualify would not, either individually or in the aggregate, have a material adverse effect on ACLLC. ACLLC has all requisite power and authority to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. ACLLC has no direct or indirect interest, either by way of stock ownership or otherwise, in any other firm, corporation, association or business. The copies of the certificate of incorporation and bylaws of ACLLC which were previously furnished to ADVI are true, complete and correct copies of such documents as in effect on the date of this Agreement.

         (b) AUTHORITY; NO CONFLICTS.

               (i) The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of ACLLC. This Agreement has been executed and delivered by ACLLC and constitutes valid and binding obligations of ACLLC enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights).

               (ii) The execution and delivery of this Agreement by ACLLC does not, and the consummation of the Merger pursuant to this Agreement and the other transactions contemplated hereby will not, conflict with or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, any provision of (A) the certificate of incorporation or bylaws of ACLLC or (B) any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ACLLC or any of its properties or assets, except as would not have a material adverse effect on ACLLC, subject to obtaining the Required Consents (defined below).

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required by or is necessary with respect to ACLLC in connection with its execution and delivery of this Agreement or the consummation of the Merger and the other transactions contemplated thereby, except for those required under or in relation to the corporate laws of Nevada with respect to the filing of the Articles of Merger with the Nevada Secretary of State, and such consents, approvals, and filings the failure of which to make or obtain would not have a material adverse effect on any party hereto. Consents, approvals, and filings required under or in relation to any of the foregoing are referred to as the "Required Consents."

               (iv) Except as set forth in the ACLLC Disclosure Schedule, all material contracts of ACLLC shall remain in full force and effect following, and notwithstanding the consummation of, the Merger.

         (c) CAPITALIZATION OF ACLLC AND INDEBTEDNESS FOR BORROWED MONEYS. ACLLC members are duly and lawfully authorized by its articles of incorporation and bylaws to issue membership interests and have the right to direct a class of common membership and preferred membership interests. As of the date hereof there are issued and outstanding 4 million units of common membership interests and 3.5 million units of preferred membership interest. The issued and outstanding membership interests are held by the ACLLC members identified in
Schedule 2.1. All the outstanding membership interests of ACLLC have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. ACLLC has no treasury stock and no other authorized series or class of stock or membership interests.

         (d) ACLLC FINANCIAL STATEMENTS. ACLLC was organized solely for the purpose of acquiring the assets of The MediaWorx, Inc., a subsidiary of Solar Satellite Communication, Inc.(the "Purchase Transaction"). ACLLC has no other activity. Therefore, ACLLC has no historical financial statement. A financial statement will be created upon the completion of the purchase of such assets and will be reflective of such transaction.

         (e) PRESENT STATUS. As previously described, ACLLC has not incurred any liabilities as it was organized solely for the Purchase Transaction..

         (f) LITIGATION. As previously described, ACLLC has had no business activity and has been organized solely for the Purchase Transaction. Therefore it has conducted no buiness that would lead to legal action, suits, arbitration, or other proceedings. .

         (g) COMPLIANCE WITH THE LAW AND OTHER INSTRUMENTS. The business operations of ACLLC have been and are being conducted in all material respects in compliance with all applicable laws, rules, and regulations. ACLLC is not in violation of, or in default under, any term or provision of its certificate of incorporation or its bylaws or in any material respect of any lien, mortgage, lease, agreement, instrument, order, judgment or decree.

         (h) TITLE TO PROPERTIES AND ASSETS. ACLLC's assets will be those of the
assets  of  The   MediaWorx,   Inc.  which  it  is  acquiring  in  the  Purchase
Transaction..

         (i) RECORDS. To the best of ACLLC's knowledge, the books of account and other records of ACLLC are complete and correct in all material respects, and there have been no material transactions involving the business of ACLLC which properly should have been set forth in such records, other than those set forth therein.

         (j) ABSENCE OF CERTAIN CHANGES OR EVENTS. Since ACLLC has recently been organized for the purpose of the Purchase Transaction there have been no material adverse changes in its condition, financial or otherwise.

         (k) TAXES. ACLLC has recently been organized for the purpose of the Purchase Transaction and has not yet been required to fileany federal, state, county, local and foreign income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance and occupation (sales) and use taxes) ACLLC has no liability for any amount of taxes, interest or penalties of any nature whatsoever, except for those taxes which may have arisen up to the Closing Date in the ordinary course of business and are properly accrued on the books of ACLLC as of the Closing Date.

         (l) ACLLC BENEFIT PLANS. ACLLC has no employee Benefit Plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (m) FINDERS AND ADVISORS. There are no investment bankers, brokers, finders or other intermediaries which have been retained by or are authorized to act on behalf of ACLLC who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         (n) VOTE REQUIRED. The affirmative vote of the holders of 51% of the outstanding membership interests of ACLLC (the "Required ACLLC Vote") is the only vote of the members of ACLLC required to approve the Merger. ACLLC has already obtained the Required ACLLC Vote as of the date of this Agreement.

         (o) FULL DISCLOSURE. This Agreement and any schedules and certificates delivered by ACLLC in connection herewith or with the transactions contemplated hereby, taken as a whole, neither contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of ACLLC's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, prospects, assets, liabilities, financial condition or operations of ACLLC that have not been set forth in this Agreement, the schedules hereto or in other documents delivered by ACLLC in connection herewith which ACLLC should reasonably recognize (i) are not known to ADVI, and (ii) would if known be material to ADVI with respect to this Agreement and the transactions provided for herein.

         Section 3.2. REPRESENTATIONS AND WARRANTIES BY ADVI. Except as set forth in the ADVI Disclosure Schedule attached to this Agreement as Schedule 3.2 (the "ADVI Disclosure Schedule") (each section of which qualifies the correspondingly numbered representation and warranty or covenant to the extent specified therein), ADVI hereby represents and warrants to ACLLC as follows:

        (a) Organization and Standing of ADVI. ADVI is a corporation duly organized and validly existing and in good standing under the laws of the State of Wyoming, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties make such qualification necessary other than in jurisdictions where the failure to so qualify would not, either individually or in the aggregate, be materially adverse to ADVI. ADVI has all requisite power and authority to enter into this Agreement and to carry out and perform the terms and provisions of this Agreement. Any and all subsidiaries, other than Merger Sub, are deemed of no value. To the extent that the Company may have ownership in such entities, it will dissolve such ownership interest. The copies of the articles of incorporation and bylaws of ADVI which were previously furnished to ACLLC are true, complete and correct copies of such documents as in effect on the date of this Agreement.

         (b)  Authority; No Conflicts.

               (i) The execution, delivery and performance of this Agreement have been duly authorized by all requisite corporate action on the part of ADVI. This Agreement has been executed and delivered by ADVI and constitutes a valid and binding obligation of ADVI enforceable in accordance with its terms (except as limited by bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights).

               (ii) The execution and delivery of this Agreement by ADVI does not, and the consummation by ADVI of the Merger and the other transactions contemplated hereby will not, conflict with or result in a violation or constitute a default (with or without notice or lapse of time, or both) under, any provision of (A) any provision of the articles of incorporation or bylaws of ADVI, (B) any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to ADVI or any of its properties or assets, except as would not be materially adverse to ADVI.

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, a governmental entity is required by or with respect to ADVI in connection with the execution and delivery of this Agreement by ADVI or the consummation of the Merger and the other transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to make or obtain would not be materially adverse to ADVI.

               (iv) Except as set forth in the ADVI Disclosure Schedule, all material contracts of ADVI, if any, shall remain in full force and effect following, and notwithstanding the consummation of, the Merger.

         (c) CAPITALIZATION OF ADVI AND INDEBTEDNESS FOR BORROWED MONEYS. ADVI is duly and lawfully authorized by its articles of incorporation to issue 150,000,000 shares of ADVI Common Stock, of which as of the date hereof there are 224,305 shares issued and outstanding. All the outstanding shares of ADVI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. ADVI is authorized by its articles of incorporation to issue 4,000,000 shares of ADVI Preferred Stock, of which as of the date hereof, there are no shares outstanding. ADVI has no other authorized class of stock. Except with respect to this Agreement, ADVI is not obligated to issue any additional capital stock or voting securities as a result of any options, warrants, rights, conversion rights, obligations upon default, subscription agreement or other obligation of any kind. ADVI is not presently liable on account of any indebtedness for borrowed moneys.

         (d) ADVI SEC REPORTS AND FINANCIAL STATEMENTS. ADVI is current with all reports, schedules, forms, statements and other documents required to be filed with the SEC (collectively, including all exhibits thereto, the "ADVI SEC Reports") other than filings the failure of which to make would not be materially adverse to ADVI. None of the ADVI SEC Reports, as of their respective dates (and, if amended or superseded by filings prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the ADVI SEC

Reports presents fairly, in all material respects, the financial position of ADVI as of the respective dates or for the respective periods set forth therein, all in accordance with GAAP consistently applied during the periods involved except as otherwise noted therein. All of such ADVI SEC Reports, as of their respective dates (and as of the date of any amendment to the respective ADVI SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder.

         (e) Present Status. From March 31, 2003 to the date of this Agreement, ADVI has not incurred any liabilities that are of a nature that would be required to be disclosed on a balance sheet of ADVI or the notes thereto prepared in accordance with GAAP, other than liabilities incurred in the ordinary course of business of ADVI and which do not have a material adverse effect on ADVI.

         (f) LITIGATION. There are no legal actions, suits, arbitrations, or other legal or administrative proceedings pending or, to the knowledge of ADVI, threatened against ADVI which are material to ADVI. ADVI is not in default of any judgment, order or decree of any court or, in any material respect of, any requirements of a government agency or instrumentality.

         (g) COMPLIANCE WITH THE LAW AND OTHER INSTRUMENTS. The business operations of ADVI have been and are being conducted in compliance in all material respects with all applicable laws, rules, and regulations of all authorities. ADVI is not in violation of, or in default under, any term or provision of its articles of incorporation or its bylaws or in any material respect of any lien, mortgage, lease, agreement, instrument, order, judgment or decree.

         (h) RECORDS. To the best of ADVI's knowledge, the books and other records of ADVI are complete and correct in all material respects, and there have been no material transactions involving the business of ADVI which properly should have been set forth in such records, other than those set forth therein.

         (i)  ABSENCE  OF  CERTAIN  CHANGES  OR  EVENTS.  Since   March 31, 2003
(i) there has not been any material adverse change in the condition (financial or otherwise), properties, assets, liabilities or, to the best of ADVI's knowledge, the present or prospective status of the business of ADVI, and (ii) ADVI has not declared or paid any dividend or made any other distribution in respect of any of its capital stock.

         (j) TAXES. ADVI has duly filed all federal, state, county, local and foreign income, franchise, excise, real and personal property and other tax returns and reports (including, but not limited to, those relating to social security, withholding, unemployment insurance, and occupation (sales) and use taxes) required to have been filed by ADVI up to the date hereof.

         (k) ADVI Benefit Plans. ADVI has no employee Benefit Plans subject to ERISA.

         (l) FINDERS AND ADVISORS. There are no investment bankers, brokers, finders or other intermediaries which have been retained by or are authorized to act on behalf of ADVI who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

         (m) VOTE REQUIRED. The affirmative vote of the holders of the majority of the outstanding shares of Merger Sub common stock (the "Required Merger Sub Vote") is the only vote of the shareholders of Merger Sub required to approve the Merger. Merger Sub has already obtained the Required Merger Sub Vote as of the date of this Agreement.

         (n) FULL DISCLOSURE. To the best of ADVI's knowledge, this Agreement, and any Schedules and certificates delivered by ADVI in connection herewith or with the transactions contemplated hereby, taken as a whole, neither contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. To the best of ADVI's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, prospects, assets, liabilities, financial condition or operations of ADVI that have not been set forth in this Agreement, the Schedules hereto, the ADVI SEC Reports or in other documents delivered by ADVI in connection herewith which ADVI should reasonably recognize (i) are not known to ACLLC, and (ii) would if known be material to ACLLC with respect to this Agreement and the transactions provided for herein.

         Section 3.3. REPRESENTATIONS AND WARRANTIES OF ADVI AND MERGER SUB. ADVI and Merger Sub represent and warrant to ACLLC as follows:

         (a) ORGANIZATION AND STANDING OF MERGER SUB. Merger Sub is a limited liability company duly incorporated, validly existing and in good standing under the laws of the State of Nevada. Merger Sub is a wholly owned subsidiary of ADVI.

         (b) AUTHORITY. Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Merger Sub. This Agreement has been duly executed and delivered by Merger Sub and constitutes a valid and binding agreement of Merger Sub, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally.

         (c) NON-CONTRAVENTION. The execution, delivery and performance by Merger Sub of this Agreement and the consummation by Merger Sub of transactions contemplated hereby do not and will not contravene or conflict with the articles of incorporation or bylaws of Merger Sub.

         (d) NO BUSINESS ACTIVITIES BY MERGER SUB. Merger Sub has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

                                   ARTICLE IV

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

         Section 4.1. COVENANTS OF ACLLC. During the period from the date of this Agreement and continuing until the Effective Time, ACLLC or as otherwise indicated on the ACLLC Disclosure Schedule or as required by a governmental entity of competent jurisdiction or to the extent that ADVI shall otherwise consent in writing) will:

         (a) Conduct its affairs and business only in the ordinary course of business;

         (b) Not create or incur any material liabilities other than current liabilities incurred in the ordinary course of business;

         (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind which is not otherwise disclosed in this Agreement;

         (d) Not make any capital expenditures, or capital additions or betterment, except as many be involved in ordinary repairs, maintenance, and replacement;

         (e) Not enter into any contract or commitment, except in the ordinary course of business;

         (f) Maintain its assets and properties in good condition and repair, and not sell, or otherwise dispose of, any of its material assets or properties, except sales in the ordinary course of business;

         (g) Not declare or pay any dividend on, or make any other distribution upon, or purchase, retire, or redeem, any shares of its common stock, or set aside any funds for any such purpose;

         (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its common or preferred stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation or any interest in any business enterprise;

         (i)  Not amend its certificate of incorporation or bylaws;

         (j) Not discharge or satisfy any material lien, charge, or encumbrance, nor pay any obligation or liability, absolute or contingent, except (i) current liabilities shown on ACLLC's Financial Statements or current liabilities incurred since the date of ACLLC's Financial Statements in the ordinary course of business, and (ii) expenses incurred in connection with the transactions contemplated by this Agreement (including, without limitation, reasonable attorneys' fees, accounting fees, and costs);

         (k)  Use  reasonable   commercial  efforts  to  preserve  its  business
organization intact;

         (l) Use reasonable commercial efforts to preserve the goodwill of its suppliers, customers, and those having business relations with it;

         (m) Except with respect to this transaction, not merge or consolidate, or obligate itself to do so, with, or into any other entity;

         (n) Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein; and

         (o) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body.

         Section 4.2. COVENANTS OF ADVI AND MERGER SUB. During the period from the date of this Agreement and continuing until the Effective Time, ADVI and Merger Sub (except as expressly contemplated or permitted by this Agreement or as otherwise indicated on the ADVI Disclosure Schedule or as required by a governmental entity of competent jurisdiction or to the extent that ACLLC shall otherwise consent in writing) will each:

         (a) Conduct its affairs and business only in the ordinary course of business;

         (b) Not create or incur any liabilities other than current liabilities incurred in the ordinary course of business;

         (c) Not create or incur, or suffer to exist, any mortgage, lien, pledge, hypothecation, charge, encumbrance, or restriction of any kind;

         (d)  Not  make  any  capital   expenditures  or  capital  additions  or
betterment except as many be involved in ordinary repairs, maintenance, and replacement;

         (e) Not enter into any contract or commitment, except in the ordinary course of business;

         (f) Not declare or pay any dividend on or make any other distribution upon, or purchase, retire or redeem, any shares of ADVI Common Stock or ADVI Preferred Stock, or set aside any funds for any such purpose other than for purposes of consummation of this Agreement or with the express written consent of ACLLC;

         (g) Except as necessary to accomplish the transactions contemplated herein, not amend its articles of incorporation or bylaws;

         (h) Not issue or sell, or obligate itself to issue or sell any additional shares of its common or preferred stock, whether or not such shares have been previously authorized or issued, or issue or sell any warrants, rights, or options to acquire any such shares, or acquire any stock of any corporation or any interest in any business enterprise;

         (i) Not pay, or agree to pay, conditionally or otherwise, any bonus, extra compensation, pension, or severance pay to any director, stockholder, officer, consultant, agent, or employee under any pension plan or otherwise, or increase the compensation paid by it to any officer, director, agent, consultant, or employee other than the expenses in connection with the Merger and the transactions contemplated herein. Not enter into any transactions, or take any acts which if effected or performed prior to the date of this Agreement, would constitute a breach of the representations, warranties, and agreements contained herein

         (j) Not institute, settle, or agree to settle any action or proceeding before any court or governmental body.

         Section 4.3. ADVICE OF CHANGES; GOVERNMENTAL FILINGS. Each party shall keep the other parties apprised of any material adverse change with respect to the operation and conduct of its business prior to the Closing Date. ADVI shall file all reports required to be filed with the SEC and any other governmental entities between the date of this Agreement and the Effective Time and shall deliver to ACLLC copies of all such reports promptly after the same are filed.

                                   ARTICLE V

                              ADDITIONAL AGREEMENTS

         Section 5.1. DUE DILIGENCE. Each party shall provide the others with adequate opportunity to conduct such reviews and examinations of the business, properties and conditions (financial and otherwise) of the others as each party shall deem prudent, provided that such investigations shall not interfere unreasonably with the normal operations of the party being reviewed.

         Section 5.2. COMMERCIALLY REASONABLE EFFORTS.

         (a) Subject to the terms and conditions of this Agreement, each party will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date hereof.

         (b) In furtherance and not in limitation of the covenants of the parties contained in Section 5.3(a), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement, each of the parties shall cooperate in all respects with each other and use its respective commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

         Section 5.3. RESTRICTIONS ON TRANSFER OF ADVI STOCK. The ADVI Common Stock and the ADVI Preferred Stock to be issued to the shareholders of ACLLC listed on Schedule 2.1 are not registered under the Securities Act and are being issued pursuant to an exemption from registration. The certificates representing the shares of ADVI Common Stock and ADVI Preferred Stock to be issued to the shareholders of ACLLC pursuant to this Agreement shall be stamped or otherwise imprinted with a legend substantially similar to the following:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 OF THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         Section 5.4. EXPENSES. Each party shall be responsible for its own expenses including, but not limited to, legal and accounting fees, incurred with respect to this Agreement and the transactions provided for herein.

         Section 5.5. REORGANIZATION. Each party shall each use commercially reasonable efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code. From and after the date of this Agreement and after the Effective Time, each party shall use its commercially reasonable efforts to cause the Merger to qualify as such and shall not knowingly take any actions or cause any actions to be taken which could prevent the Merger from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

         Section 5.6. CONTINUITY OF BUSINESS. Following the Merger, ADVI intends to cause the Surviving Corporation to continue to a significant extent the historic business of ACLLC or to use a significant portion of the historic business assets of ACLLC in the business substantially the same as the business conducted by ACLLC prior to the Closing.

         Section 5.7. NASDAQ LISTING. ADVI shall make appropriate notice to the SEC regarding the Merger.

         Section 5.8. 144  OPINIONS.  Any time after the  Effective  Date,  ADVI shall promptly, upon request of any shareholder holding ADVI stock certificate(s) containing a Rule 144 legend, issue or have issued necessary opinions and instructions to the transfer agent to permit removal of such legend from the stock certificate(s) as may be requested in accordance with Rule 144. The requesting shareholder shall be required to pay any reasonable expenses of such removal including attorney's fees for the necessary opinions. Notwithstanding anything to the contrary herein, for purposes of this Section 5.10, shareholders requesting 144 legend removal shall be deemed to be third party beneficiaries under this Agreement and the provisions of this Section 5.10 shall survive any termination of this Agreement.

         Section 5.9. ADVI BOARD OF DIRECTORS. At the Effective Time, ADVI shall cause the Board of Directors of ADVI to consist of Gary L. Cain, Bruce M. Arinaga, Linda Broenniman, and Edward Broenniman.

         Section 5.10. ACLLC OPTIONS AND WARRANTS. At the Effective Time, ADVI shall cause the Board of Directors to take all actions necessary and proper to convert the ACLLC Options and Warrants to rights in ADVI Common Stock pursuant to any of the agreements, contracts or plans governing the ACLLC Options and Warrants.

                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.1. INDEMNIFICATION. Each party agrees to and shall defend, indemnify and hold harmless each of the other parties and each of the other parties' stockholders, officers, directors, employees, counsel, agents, successors, assigns and legal representatives (each of the other parties and such other persons collectively referred to as the "Indemnified Persons") from and against, and shall reimburse the Indemnified Persons for, each and every Loss (defined in Section 9.9(c)) paid, imposed on or incurred by the Indemnified Persons, or any claim by a third party against an Indemnified Person, resulting from or arising out of any inaccuracy in any representation or warranty of the Indemnifying Party (defined below) under this Agreement, the Disclosure or other schedules hereto, or any certificate delivered or to be delivered by the Indemnifying Party pursuant hereto.

         Section  6.2.  NOTICE  AND  DEFENSE  OF  THIRD-PARTY   CLAIMS.  If  any
proceeding   shall  be  brought  or  asserted  under  this  Article  against  an
Indemnified Person in respect of which indemnity may be sought under this Article from another party or any successor thereto (the "Indemnifying Party"), the Indemnified Person shall give prompt written notice of such proceeding to the Indemnifying Party who shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all expenses; provided, that any delay or failure to so notify the Indemnifying Party shall relieve the Indemnifying Party of its obligations hereunder only to the extent, if at all, that the Indemnifying Party is prejudiced by reason of such delay or failure. In no event shall any Indemnified Person be required to make any expenditure or bring any cause of action to enforce the Indemnifying Party's obligations and liability under and pursuant to the indemnifications set forth in this Article. Actual or threatened action is not a condition or prerequisite to the Indemnifying Party's obligations under this Article.

         Section 6.3. EXCLUSIVITY. After the Effective Time, the provisions of this Article shall be the exclusive basis for the assertion of claims by or imposition of liability on the parties hereto arising under or as a result of this Agreement; provided, however, nothing herein shall preclude a party from asserting a claim for equitable non-monetary remedies.

         Section 6.4. WAIVER OF CONSEQUENTIAL DAMAGES. With respect to any and all Losses for which indemnification may be available, each party hereby expressly waives any consequential and punitive damages with respect to a claim against the Indemnifying Party; provided, however, that this waiver shall not apply to the extent such consequential or punitive damages are awarded in a proceeding brought or asserted by a third party against an Indemnified Person.

                                  ARTICLE VII

                              CONDITIONS TO CLOSING

         Section 7.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. Except as may be waived in writing by the parties, all of the obligations of the parties under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

         (a) SHAREHOLDER APPROVAL. ACLLC shall have obtained the Required ACLLC Vote and Merger Sub shall have obtained the Required Merger Sub Vote in connection with the approval of the Merger.

         (b) NO INJUNCTIONS, RESTRAINTS OR ILLEGALITY. No laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental entity of competent jurisdiction shall be in effect, having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger, provided, however, that the provisions of this Section 7.1(b) shall not be available to any party whose failure to fulfill its obligations pursuant to
Section 5.3 shall have been the cause of, or shall have resulted in, such order or injunction.

         Section  7.2   ADDITIONAL   CONDITIONS  OF  OBLIGATIONS  TO  ADVI.  The
obligations of ADVI to effect the Merger are subject to the satisfaction of, or waiver by ADVI, or or prior to the Closing Date of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of ACLLC set forth in Sections 3.1 shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date subject to any changes contemplated by this Agreement.

         (b) PERFORMANCE OF OBLIGATIONS OF ACLLC. ACLLC shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date.

         ( c) NO ACLLC SHAREHOLDER LITIGATION. There shall be no legal actions, suits, arbitrations or other proceedings brought by one or more shareholder of ACLLC pending or threatened by which the Merger could be materially delayed or prevented.

         (d) CERTIFICATE OF OFFICER. ACLLC shall have delivered to ADVI certificates dated as of the Closing Date, and verified by the oath of its president, certifying to the fulfillment of the conditions specified in subsections (a), (b) and (c) of this Section 7.2.

         Section 7.3. ADDITIONAL CONDITIONS TO OBLIGATIONS OF ACLLC. The obligations of ACLLC to effect the Merger are subject to the satisfaction of, or waiver by ACLLC, on or prior to the Closing Date of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of ADVI set forth in Section 3.2 and the representations and warranties of ADVI and Merger Sub set forth in Section 3.3 shall be true and correct in all respects as of the Closing Date as if made on the Closing Date, subject to any changes contemplated by this Agreement.

         (b) PERFORMANCE OF OBLIGATIONS OF ADVI. ADVI shall have performed or complied in all material respects with all agreements and covenants required to be performed by it under this Agreement at or prior to the Closing Date.

         ( c) CERTIFICATE  OF  OFFICER.  ADVI shall have  delivered  to ACLLC a certificate  dated  as of the  Closing  Date  and  verified  by the  oath of its
president   certifying  to  the  fulfillment  of  the  conditions  specified  in subsections (a) and (b) of this Section 7.3.

                                  ARTICLE VIII

                            TERMINATION AND AMENDMENT

         Section 8.1. TERMINATION. This Agreement may be terminated at any time prior to the Effective Time whether before or after approval of the Merger by the shareholders of ACLLC, as follows:

         (a) by mutual written consent of ADVI, Merger Sub and ACLLC, by action of their respective Boards of Directors;

         (b) by ACLLC or by ADVI if the Effective Time shall not have occurred on or before June 30, 2003 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to a party whose failure to fulfill any obligation under this Agreement (including without limitation Section 5.3) has to any extent been the cause of, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         (c) By ADVI if there has been a material breach of a representation, warranty, covenant or agreement contained in this Agreement on the part of ACLLC, and as a result of such breach the conditions precedent set forth in
Section 7.1 or Section 7.2, as the case may be, would not then be satisfied; provided, however, that if such breach is curable by ACLLC through the exercise of commercially reasonable efforts within the earlier of (i) thirty days from the receipt of notice of breach by ACLLC from ADVI or (ii) July 31, 2003, then for so long as ACLLC continues to exercise such commercially reasonable efforts, ADVI may not terminate this Agreement under this Section 8.1(c) unless the breach is not cured in full within such time period; and

         (d) By ACLLC if there has been a material breach of a representation, warranty, covenant or agreement contained in this Agreement on the part of ADVI, and as a result of such breach the conditions precedent set forth in Section 7.1 or Section 7.3, as the case may be, would not then be satisfied; provided, however, that if such breach is curable by ADVI through the exercise of commercially reasonable efforts within the earlier of (i) thirty days from receipt of notice of breach by ADVI from ACLLC or (ii) July 31, 2003, then for so long as ADVI continues to exercise such commercially reasonable efforts,


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

ACLLC may not terminate this Agreement under this Section 8.1(d) unless the breach is not cured in full within such time period.

         Section 8.2. EFFECT OF TERMINATION.

         (a) In the event of termination of this Agreement by ACLLC or by ADVI as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of ADVI or ACLLC or their respective employees, officers, directors or counsel, except with respect to this Section 8.2.

         (b) If ADVI shall terminate this Agreement pursuant to Section 8.1(c) and prior to such termination ACLLC shall have breached (and not cured as provided therein) any of its representations, warranties, covenants, or agreements set forth in this Agreement, ADVI may elect to require ACLLC to pay to it the sum of $50,000 (the "Termination Fee") or it may elect (i) in lieu of the Termination Fee, to exercise its legal right to assert a claim for damages against ACLLC with respect to such breach, or (ii) to complete the Closing, if all other conditions thereto have been met in accordance with Article VII, and rely upon the indemnification provisions of Article VI with respect to such breach. ACLLC acknowledges that ADVI will have incurred significant costs and will have invested significant amounts of time and resources investigating and negotiating the Merger, and agrees that the Termination Fee constitutes, if applicable, reasonable liquidated damages in light of the anticipated or actual harm to ADVI that would be caused by a termination subject to this Section 8.2(b).

         (c) If ACLLC shall terminate this Agreement pursuant to Section 8.1(d) and prior to such termination ADVI shall have breached (and not cured as provided therein) any of its representations, warranties, covenants, or agreements set forth in this Agreement, ACLLC may elect to require ADVI to pay to it the Termination Fee or it may elect (i) in lieu of the Termination Fee, to exercise its legal right to assert a claim for damages against ADVI with respect to such breach, or (ii) to complete the Closing, if all other conditions thereto have been met in accordance with Article VII, and rely upon the indemnification provisions of Article VI with respect to such breach. ADVI acknowledges that ACLLC will have incurred significant costs and will have invested significant amounts of time and resources investigating and negotiating the Merger, and agrees that the Termination Fee, if applicable, constitutes reasonable liquidated damages in light of the anticipated or actual harm to ACLLC that would be caused by a termination subject to this Section 8.2(c).

         (d) Any payment required to be made pursuant to Sections 8.2(b) or (c) shall be made by wire transfer not later than ten business days after first due. Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 8.2 shall survive any termination of this Agreement.

         Section 8.3. AMENDMENT. This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time but no amendment shall be made which by law requires approval by shareholders of ACLLC or ADVI. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties.

         Section 8.4. EXTENSION; WAIVER. At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed by that party. The failure of a party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                                  MISCELLANEOUS

         Section 9.1. NATURE OF REPRESENTATIONS AND WARRANTIES; SURVIVAL. The representations and warranties of the parties under this Agreement shall survive for a period of one year from the Closing Date.

         Section 9.2. COUNTERPARTS AND FACSIMILE SIGNATURES. In order to facilitate the execution of this Agreement, the same may be executed in any number of counterparts and signature pages may be delivered by telefax, with original executed signature pages to be furnished promptly thereafter.

         Section 9.3. ASSIGNMENT. Neither this Agreement nor any right created hereby shall be assignable by any party without the prior written consent of the other parties. Other than as provided in Section 5.10, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         Section 9.4. ENTIRE AGREEMENT. This Agreement, the schedules and exhibits hereto, and the other documents delivered hereunder constitute the full and entire understanding and agreement among the parties with regard to the subject hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein. All prior agreements and understandings are superseded by this Agreement and the schedules and exhibits hereto.

         Section 9.5. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada.

         Section 9.6. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 9.7.  NOTICES.  Any notice,  communication,  request,  reply or advice, hereinafter severally and collectively called "notice," in this Agreement provided or permitted to be given, made or accepted by a party to another must be in writing and may be given by personal delivery or U.S. mail or confirmed telefax. If given by mail, such notice must be sent by registered or certified mail, postage prepaid, mailed to the party at the respective address set forth below, and shall be effective only if and when received by the party to be notified. For purposes of notice, the addresses of the parties shall, until changed as hereinafter provided, be as follows:

                           If to ADVI and/or Merger Sub:

                                    Gary L. Cain
                                    24165 IH 10 West, Suite 217125
                                    San Antonio, Texas 78217
                                    Telefax: (210) 697-8899

                           With a copy to:

                                    Carl Duncan Esquire
                                    5718 Tanglewood Drive
                                    Bethesda, MD 20817


                           If to ACLLC:

                                    Power House Management Group, Inc.
                                    Gary L. Cain
                                    24165 IH 10 West, Suite 217125
                                    San Antonio, Texas 78217
                                    Telefax: (210) 697-8899

                           With copies to:

                                    Linda Broenniman
                                    The MediaWorx, Inc.
                                    1895 Preston White Drive
                                    Suite 250
                                    Reston, Virginia 20191
                                    Telefax: (703)860-4450


or at such other address or telefax number as any party may have advised the others in writing.

         Section 9.8. ATTORNEY FEES. In the event any party hereto institutes a proceeding against any other party hereto for a claim arising out of or to enforce this Agreement, the parties agree that the judge in any such proceeding shall be entitled to determine the extent to which any party shall pay the reasonable attorneys' fees incurred by the other party in connection with such proceeding, which determination shall take into consideration the outcome of such proceeding and such other factors as the judge may determine to be equitable in the circumstances.

         Section 9.9. CERTAIN DEFINITIONS.

         (a) "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

         (b) "Knowledge" means (i) with respect to ACLLC, the actual conscious knowledge of the officers of ACLLC, and (ii) with respect to ADVI, the actual conscious knowledge of Gary L. Cain.

         (c) "Loss" means any loss, damage, injury, diminution in value, liability, claim, demand, proceeding, judgment, punitive damage, fine, penalty, tax, cost or expense (including reasonable costs of investigation and the fees, disbursements and expenses of attorneys, accountants and other professionals incurred in proceedings, investigations or disputes involving third parties, including governmental agencies).

                        [SPACE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, this Agreement is hereby duly executed by each party hereto as of the date first written above.

         ADVI                               MERGER SUB

         ADVANCED GAMING TECHNOLOGY, INC.   MEDIA WORX ACQUISITION COMPANY LLC





         By: _________________________      By: __________________________

         Bruce M. Arinaga                   Gary L. Cain,

         Its President                      Its President



         ACLLC

         ADVANCED CAPITAL LLC



         By: __________________________
              Gary L. Cain

         Its President

                                  SCHEDULE 2.1

                                  ACLLC MEMBERS


      NAME                                 UNITS OF MEMBERSHIP INTERESTS
      ----                                 -----------------------------
Diamond Capital LLC                                            2,000,000
Quest Capital Resources LLC                                    2,000,000
TOTAL COMMON MEMBERSHIP INTERESTS                              4,000,000

Diamond Capital LLC                                            1,750,000
Quest Capital Resources LLC                                    1,750,000
TOTAL PREFERRED MEMBERSHIP INTERSTS                            3,500,000